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Exhibit 10.40

Amendment to Employment Agreement

        This Amendment is made this 2nd day of December, 2004 by and between Interline Brands, Inc. ("Company"), whose address is 801 West Bay Street, Jacksonville, Florida 32204 and Fred Bravo ("Executive").

        WHEREAS, the Company and Executive have previously entered into an Employment Agreement dated January 7, 2004, amended September 27, 2004 (the "Agreement"); and,

        WHEREAS, the Company and Executive desire to modify and amend the Agreement and certain provisions thereof.

        NOW, THEREFORE, IN CONSIDERATION of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Executive agree as follows:

  1.
  Section 5 of the Agreement is hereby amended by adding with following new sentences at the end thereof.

    The effectiveness of the following sentence of this Section 5 shall be contingent upon and shall only become effective upon the date of the closing of the Company's initial public offering of the Company's Common Stock (the "Offering"). The Executive shall be entitled to receive a one time bonus on the date of the closing of the Offering from the Company equal to $185,000 paid in cash.

  2.
  Except as modified or amended herein, the Agreement remains in full force and effect. Nothing contained herein invalidates or shall impair or release any covenant, condition or stipulation in the Agreement, and the same, except as herein modified and amended, shall continue in full force and effect.

  3.
  This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Agreement. The parties specifically agree that facsimile signatures are acceptable and permitted and shall be considered original and authentic. Each party executing this Agreement represents that such party has the full authority and legal power to do so.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement, which is effective as of the date first above written.

INTERLINE BRANDS, INC.	EXECUTIVE
By:	By:

(Signature)	(Signature)
Name:	Name:	Fred Bravo

Title:	Title:

Date:	Date:

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Amendment to Employment Agreement